Note 6 - Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2017
Notes Tables
Property, Plant and Equipment [Table Text Block]
(Dollar amounts in thousands)	2017	2016

Land and land improvements	$2,920	$2,891
Building and leasehold improvements	14,277	12,081
Furniture, fixtures, and equipment	7,010	5,404
Total premises and equipment	24,207	20,376
Less accumulated depreciation and amortization	12,354	9,173

Total premises and equipment, net	$11,853	$11,203